Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Ardent Acquisition Corporation (the “Company”) on Form 10-QSB for the period ending June 30, 2005 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Barry J. Gordon, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          1.          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Barry J. Gordon	Dated: August 15, 2005

Barry J. Gordon
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

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